Exhibit 10.1

EXECUTION VERSION
AMENDMENT NO. 1
Dated as of November 2, 2017
to
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of May 16, 2017
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of November 2, 2017 by and among Belden Inc., a Delaware corporation (the “Company”), the Foreign Borrowers party hereto (collectively with the Company, the “Borrowers”), the Loan Guarantors party hereto (collectively with the Borrowers, the “Loan Parties”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of May 16, 2017 by and among the Company, the Foreign Borrowers and other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the Required Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended to add the following new defined term thereto in the appropriate alphabetical location:
“Amendment No. 1 Effective Date” means November 2, 2017.
(b)    Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Issuing Bank Sublimit” in its entirety to read as follows:
“Issuing Bank Sublimit” means, as of the Amendment No. 1 Effective Date, (i) $22,500,000, in the case of JPMorgan Chase Bank, N.A., (ii) $12,500,000, in the case of Wells Fargo Bank, National Association, and (iii) such amount as shall be designated to the Administrative Agent and the Borrower Representative in writing by another Issuing Bank. Each Issuing Bank’s Issuing Bank

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Sublimit may be decreased or increased from time to time, upon written notice to the Administrative Agent, with the written consent of the Company and such Issuing Bank.
(c)    Section 2.06(b) of the Credit Agreement is hereby amended to restate the third sentence thereof in its entirety to read as follows:
“A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) subject to Sections 1.06 and 2.11(b), the U.S. Dollar Amount of the LC Exposure shall not exceed $75,000,000 and (ii) the Revolving Exposure Limitations shall be satisfied.”
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:
(a)    the Administrative Agent shall have received counterparts of this Amendment duly executed by the Loan Parties, the Required Lenders and the Administrative Agent; and
(b)    the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable out-of-pocket expenses (including, to the extent invoiced, reasonable out-of-pocket fees and expenses of joint counsels for the Administrative Agent) in connection with this Amendment.
3.    Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants as follows:
(a)    The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders. This Amendment has been duly executed and delivered by such Loan Party and this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and requirements of reasonableness, good faith and fair dealing.
(b)    The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except in each case as have been obtained or made and that are in full force and effect and except for filings required to perfect the Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law applicable to such Loan Party and its Restricted Subsidiaries, (iii) will not violate in any material respect or result in a default under any material indenture, material agreement or other material instrument binding upon such Loan Party or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any material payment to be made by such Loan Party or any of its Restricted Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of such Loan Party or any of its Restricted Subsidiaries, other than Liens created under the Loan Documents, except, in the case of clauses (i) and (ii) above, where such breach or the failure to take such action could not reasonably be expected to result in a Material Adverse Effect.

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(c)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred that is continuing and (ii) the representations and warranties of (or made with respect to) such Loan Party set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof (except to the extent that any such representation and warranty is stated to relate to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment is a Loan Document and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.
(b)    Each Loan Party (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of any Loan Party arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered by it in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
5.    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
BORROWERS:

BELDEN INC.,
as the Company

By: /s/ Brian Anderson
Name: Brian Anderson
Title: Senior VP, Legal, General Counsel & Corporate
Secretary

BELDEN CANADA INC.,
as a Foreign Borrower

By:     /s/ Brian Anderson
Name: Brian Anderson
Title: Secretary

BELDEN EUROPE B.V.,
as a Foreign Borrower

By:     /s/ Henk Derksen
Name: Henk Derksen
Title: Director

BELDEN DEUTSCHLAND GMBH,
as a Foreign Borrower

By:     /s/ Henk Derksen
Name: Henk Derksen
Title: Director

HIRSCHMANN AUTOMATION AND CONTROL GMBH,
as a Foreign Borrower

By:     /s/ Henk Derksen
Name: Henk Derksen
Title: Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Belden Inc.

OTHER LOAN PARTIES: BELDEN 1993 LLC By: /s/ Brian Anderson Name: Brian Anderson Title: Secretary GARRETTCOM, INC. By: /s/ Brian Anderson Name: Brian Anderson Title: Secretary

BELDEN HOLDINGS, LLC By: /s/ Brian Anderson Name: Brian Anderson Title: Secretary

BELDEN WIRE & CABLE COMPANY LLC By: /s/ Brian Anderson Name: Brian Anderson Title: Secretary

CDT INTERNATIONAL HOLDINGS LLC By: /s/ Brian Anderson Name: Brian Anderson Title: Secretary

GRASS VALLEY USA, LLC By: /s/ Brian Anderson Name: Brian Anderson Title: Secretary
BELDEN FINANCE 2013 LP By: /s/ Brian Anderson Name: Brian Anderson Title: Secretary

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Belden Inc.

PPC BROADBAND, INC.

By: /s/ Brian Anderson
Name: Brian Anderson
Title: Secretary

VIA HOLDINGS I, INC.

By:     /s/ Brian Anderson
Name: Brian Anderson
Title: Secretary

VIA HOLDINGS II, INC.

By:     /s/ Brian Anderson
Name: Brian Anderson
Title: Secretary

TRIPWIRE, INC.

By:     /s/ Brian Anderson
Name: Brian Anderson
Title: Secretary
BELDEN CANADA FINANCE 1 ULC

By:     /s/ Brian Anderson
Name: Brian Anderson
Title: Secretary

BELDEN CANADA FINANCE 2 ULC

By:     /s/ Brian Anderson
Name: Brian Anderson
Title: Secretary
GRASS VALLEY CANADA (f/k/a Miranda Technologies Partnership), by its partner GRASS VALLEY CANADA PARTNER ULC

By:     /s/ Brian Anderson
Name: Brian Anderson
Title: Secretary

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Belden Inc.

GRASS VALLEY CANADA PARTNER ULC (f/k/a Miranda Technologies Partner ULC)

By:     /s/ Brian Anderson
Name: Brian Anderson
Title: Secretary

GRASS VALLEY BROADCAST SOLUTIONS LIMITED (f/k/a Miranda Technologies Limited)

By:     /s/ Brian Anderson
Name: Brian Anderson
Title: Secretary

PROSOFT TECHNOLOGY, INC.

By:     /s/ Brian Anderson
Name: Brian Anderson
Title: Secretary

BELDEN WIRE & CABLE B.V.

By:     /s/ Brian Anderson
Name: Henk Derksen
Title: Managing Director

GRASS VALLEY NEDERLAND B.V.

By:     /s/ John de Kok
Name: John de Kok
Title: Director

THINKLOGICAL, LLC

By:     /s/ Brian Anderson
Name: Brian Anderson
Title: Secretary

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Belden Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:     /s/ Stephanie Lis
Name: Stephanie Lis
Title: Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

By:     /s/ Auggie Marchetti
Name: Auggie Marchetti
Title: Authorized Officer

J.P. MORGAN EUROPE LIMITED

By:     /s/ Kennedy A. Capin
Name: Kennedy A. Capin
Title: Authorized Officer

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Belden Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Matt Harbour
Name: Matt Harbour
Title: Authorized Signatory

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA,
as a Lender

By:     /s/ David G. Phillips
Name: David G. Phillips
Title: Senior Vice President Credit Officer, Canada
Wells Fargo Capital Finance Corporation Canada

WELLS FARGO BANK, NATIONAL ASSOCIATION (LONDON BRANCH),
as a Lender

By:     /s/ N B Hogg
Name: N B Hogg
Title: Authorized Signatory

By:     /s/ T Saldanha
Name: T Saldanha
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Belden Inc.

CITIBANK, N.A.,
as a Lender

By:     /s/ Javier Escobar
Name: Javier Escobar
Title: Vice President and Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Belden Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Nicole Manies
Name: Nicole Manies
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
Acting through its Canadian branch, as a Lender

By:     /s/ John P. Rehob
Name: John P. Rehob
Title: Vice President & Principal Officer

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Belden Inc.

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lender

By:     /s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Belden Inc.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:     /s/ Marvus Tarkington
Name: Marcus Tarkington
Title: Director

By:     /s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Belden Inc.

HSBC BANK USA, N.A.,
as a Lender

By:     /s/ Meredith Philips
Name: Meredith Philips
Title: Assistant Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Belden Inc.